                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Prospectus constituting part of this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 of our report dated January 27, 1997 appearing on page 34 of New England Investment Companies, L.P.'s Annual Report on Form 10-K for the year ended December 31, 1996.

                                                   Price Waterhouse LLP

Boston, Massachusetts
February 17, 1998